Exhibit 10.1

FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED, RESTATED AND CONSOLIDATED CREDIT AGREEMENT (this “Amendment”) dated as of June 29, 2011, by and among PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”) and PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), PR GALLERY I LIMITED PARTNERSHIP, a Pennsylvania limited partnership (“PR Gallery”), KEYSTONE PHILADELPHIA PROPERTIES, L.P., a Pennsylvania limited partnership (“Keystone”; together with PR Gallery, PREIT and PREIT-RUBIN, each individually, a “Gallery Borrower” and collectively, the “Gallery Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”), each of the LENDERS (as defined below) and WELLS FARGO BANK, NATIONAL ASSOCIATION (the “Administrative Agent”).

WHEREAS, the Borrower, the Parent, each of the financial institutions initially a signatory thereto together with their assignees pursuant to Section 11.6.(c) (the “Lenders”), and the Administrative Agent have entered into that certain Amended, Restated and Consolidated Credit Agreement dated as of March 11, 2010 (as amended and in effect immediately prior to the date hereof, the “Credit Agreement”);

WHEREAS, pursuant to the terms of the Credit Agreement, the Lenders made available to the Borrower a revolving credit facility in the amount of $150,000,000 and Term Loans A in the aggregate principal amount of $436,025,000 and to the Gallery Borrower Gallery Term Loans in the aggregate principal amount of $83,975,000;

WHEREAS, the Borrower has requested an increase in the revolving credit facility from $150,000,000 to $250,000,000;

WHEREAS, the Borrower has made prepayments of Term Loans A, and, as of the date hereof, the aggregate outstanding principal balance of the Term Loans A is $256,025,000,

WHEREAS, the Borrower intends to borrow Revolving Loans on the date hereof to further prepay the Term Loans A in the amount of $100,000,000;

WHEREAS, the Borrower and the Gallery Borrower have requested that the Lenders waive the notice requirements set forth in Section 2.13. and each of the conditions set forth in Section 2.13.(a) through (e) of the Credit Agreement, to allow the Borrower and the Gallery Borrower to exercise, as of the date hereof, their right to extend the Termination Date from March 11, 2013 to March 10, 2014;

WHEREAS, the Borrower has requested that the Administrative Agent and Lenders release New River Valley Mall Property as a Collateral Property; and

WHEREAS, the Borrower, the Parent, the Lenders and the Administrative Agent desire to release the New River Valley Mall Property as a Collateral Property, extend the Termination Date, and amend certain provisions of the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein shall have the respective meanings given such terms in the Credit Agreement.

Section 2. Release. Subject to Section 5 of this Amendment, the Administrative Agent and each Lender hereby release the New River Valley Mall Property as a Collateral Property and, therefore, release all Liens encumbering the New River Valley Mall Property and the Collateral related thereto securing the Obligations and the Gallery Obligations.

Section 3. Extension of Termination Date. Subject to Section 5 of this Amendment, each Lender hereby waives the notice requirements set forth in Section 2.13. of the Credit Agreement and each of the conditions set forth in Section 2.13(a) through (e) of the Credit Agreement and consents to the Borrower’s and the Gallery Borrower’s exercising their right, and the Borrower and the Gallery Borrower hereby exercise their right, to extend the Termination Date by one year from March 11, 2013 to March 10, 2014, as contemplated by such Section 2.13.; provided, that, in lieu of the Fees payable under Section 3.5.(d) of the Credit Agreement, the Borrower and the Gallery Borrower shall pay the amendment fee set forth in Section 11. of this Amendment.

Section 4. Specific Amendments to Credit Agreement. Subject to Section 5, the parties hereto agree that the Credit Agreement is amended as follows:

(a) The Credit Agreement is amended by restating the definitions of “Applicable Margin”, “Base Value”, “Base Value Proportionate Share”, “Facility Debt Yield”, “Net Cash Proceeds”, “Release Price”, “Requisite Lenders” and “Termination Date” set forth in Section 1.1. to the Credit Agreement in their entireties as follows:

“Applicable Margin” means, unless the Optional Amendment Effective Date has occurred, the percentage rate set forth below in Table I, or if the Optional Amendment Effective Date has occurred, the percentage rate set forth below in Table II, in each case, corresponding to the ratio of Total Liabilities to Gross Asset Value as determined from time to time in accordance with Section 8.1.(b) in effect at such time:

Table I

(Before Optional Amendment Effective Date)

Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
1	Less than 0.500 to 1.00	2.75%
2	Equal to or greater than 0.500 to 1.00 but less than 0.550 to 1.00	3.00%
3	Equal to or greater than 0.550 to 1.00 but less than 0.600 to 1.00	3.25%
4	Equal to or greater than 0.600 to 1.00 but less than 0.650 to 1.00	3.50%
5	Equal to or greater than 0.650	4.00%

Table II

(After Optional Amendment Effective Date)

Level	Ratio of Total Liabilities to Gross Asset Value	Applicable Margin
1	Less than 0.500 to 1.00	2.00%
2	Equal to or greater than 0.500 to 1.00 but less than 0.550 to 1.00	2.50%
3	Equal to or greater than 0.550 to 1.00 but less than 0.600 to 1.00	2.75%
4	Equal to or greater than 0.600	3.00%

The Applicable Margin for Loans shall be determined by the Administrative Agent from time to time, based on the ratio of Total Liabilities to Gross Asset Value as set forth in the Compliance Certificate most recently delivered by the

Borrower pursuant to Section 7.1.(a)(iii). Any adjustment to the Applicable Margin shall be effective as of the first day of the calendar month immediately following the month during which the Parent delivers to the Administrative Agent the applicable Compliance Certificate pursuant to Section 7.1.(a)(iii). If the Parent fails to deliver a Compliance Certificate pursuant to Section 7.1.(a)(iii), the Applicable Margin shall equal the percentage corresponding to Level 5 of Table I if the Optional Amendment Effective Date has not occurred or Level 4 of Table II if the Optional Amendment Effective Date has occurred until the first day of the calendar month immediately following the month that the required Compliance Certificate is delivered. Notwithstanding the foregoing, for the period from the First Amendment Effective Date through but excluding the date on which the Administrative Agent first determines the Applicable Margin for Loans as set forth above, the Applicable Margin shall be determined based on Level 5 of Table I. Thereafter, such Applicable Margin shall be adjusted from time to time as set forth in this definition. The provisions of this definition shall be subject to Section 2.4.(c).

“Base Value” means, with respect to each Collateral Property (and any pad, outparcel or other portion thereof), the amount set forth in an attachment to the Base Value Agreement corresponding to such Collateral Property (or any pad, outparcel or other portion thereof) as such attachment is updated pursuant to Section 2.13.(d) and/or Section 3.11.(b) in connection with any Substitution. For purposes of this definition, if a pad, outparcel or other portion of any Collateral Property is released in accordance with Section 3.12., the Base Value of such Collateral Property will be reduced by the Release Price paid in connection with the release of such pad, outparcel or other portion.

“Base Value Proportionate Share” means with respect to a Collateral Property, the ratio (expressed as a percentage) of (a) the Base Value of such Collateral Property to (b) the aggregate amount of the Base Values of all Collateral Properties.

“Facility Debt Yield” means, at any time of determination, the ratio (expressed as a percentage) of (a) the aggregate NOI of the Collateral Properties for the period of 4 consecutive fiscal quarters most recently ended for which internal financial statements for the Collateral Properties are available divided by (b) the sum of the aggregate outstanding principal amount of the Loans and Letter of Credit Liabilities at the time of such determination.

“Net Cash Proceeds” means, with respect to a Person, in the case of a Disposition, the aggregate amount of all cash received (including without limitation, all cash payments received by way of deferred payment of principal or interest pursuant to a note or installment receivable or otherwise, but only as and when received) by such Person in connection with such Disposition net of (i) the amount of any out-of-pocket legal fees, title and recording tax expenses, commissions and other customary fees and expenses actually incurred by or on behalf of such Person in connection therewith and paid or payable to a Person other than an Affiliate of such Person, (ii) any income taxes reasonably estimated in good faith by such Person to be payable by such Person in connection with such Disposition (after taking into account any available tax credits or deductions and any tax sharing arrangements) and other taxes thereon to the extent such other taxes are actually paid by such Person, and (iii) any repayments by such Person of Secured Indebtedness (other than Indebtedness under any of the Loan Documents but in the case of a Collateral Property, or pad, outparcel or other portion thereof (other than an Option Parcel), net of the Release Price paid under Section 3.12.) to the extent that such Secured Indebtedness is secured by a Lien on the Property or any parcel of undeveloped real estate that is the subject of such Disposition.

“Release Price” means (a) with respect to the Release of a Collateral Property, the product derived by multiplying (i) 110% (or 120% if following such Release, there will be fewer than 10 Collateral Properties) times (ii) the Base Value Proportionate Share of such Collateral Property times (iii) an amount equal to the Revolving Commitments plus the aggregate outstanding principal amount of the Term Loans, (b) with respect to a Release of a pad, outparcel or other portion (other than an Option Parcel) at a Collateral Property, the product derived by multiplying (i) the Release Price of such Collateral Property (as determined in accordance with the immediately preceding clause (a)) times (ii) the ratio, expressed as a percentage, of the Pad Value of such pad, outparcel or other portion to the Base Value of the associated Collateral Property, and (c) with respect to a Release of an Option Parcel, an amount equal to the Net Cash Proceeds received in connection with the Disposition of such Option Parcel.

“Requisite Lenders” means, as of any date, (a) Lenders (which shall include the Lender then acting as the Administrative Agent) having at least 66-2/3% of the aggregate amount of the Revolving Commitments and the outstanding Term Loans of all Lenders, or (b) if the Revolving Commitments have been terminated or reduced to zero, Lenders holding at least 66-2/3% of the principal amount of the aggregate outstanding Loans and Letter of Credit Liabilities; provided that (i) in determining such percentage at any given time, all then existing Defaulting Lenders will be disregarded and excluded, and the Revolving Commitment Percentages, Revolving Loans, Term Loans, and Letter of Credit Liabilities, as applicable, of the Lenders shall be redetermined, for voting purposes only, to exclude the Revolving Commitment, Revolving Loans, Term Loans and Letter of Credit Liability, as applicable, of such Defaulting Lender, and (ii) at all times when two or more Lenders (excluding Defaulting Lenders) are party to this Agreement, the term “Requisite Lenders” shall in no event mean less than two Lenders. For purposes of this definition, a Lender shall be deemed to hold a Letter of Credit Liability to the extent such Lender has acquired a participation therein under the terms of this Agreement and has not failed to perform its obligations in respect of such participation.

“Termination Date” means March 10, 2014, or such later date to which such date may be extended in accordance with Section 2.13.

(b) The Credit Agreement is amended by adding the definitions of “First Amendment Effective Date”, “Maximum Loan Availability”, “Optional Amendment Effective Date” and “Pro Rata Share” to Section 1.1. thereof in the appropriate alphabetical location.

“First Amendment Effective Date” means June 29, 2011.

“Maximum Loan Availability” means, at any time of determination, an amount, which if deemed to be the denominator of Facility Debt Yield, would produce a Facility Debt Yield equal to or greater than (x) 9.75%, unless the Optional Amendment Effective Date has occurred, or, pursuant to Section 2.13., the Borrower and the Gallery Borrower have exercised their right to extend the Termination Date or, pursuant to Section 2.21., the Borrower has exercised its right to increase the Revolving Commitments, (y) 10.50%, if the Optional Amendment Effective Date has occurred and neither of the events described in the immediately following clause (z) has occurred, or (z) 11.0%, if either pursuant to Section 2.13., the Borrower and the Gallery Borrower have exercised their right to extend the Termination Date or, pursuant to Section 2.21., the Borrower has exercised its right to increase the Revolving Commitments.

“Optional Amendment Effective Date” means the date on which the following conditions shall have been fulfilled: (a) the ratio of (i) Total Liabilities of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value of the Parent and its Subsidiaries determined on a consolidated basis, set forth in the Compliance Certificates delivered by the Borrower pursuant to Section 7.1(a)(iii) shall have been less than 0.65 to 1.00 for two consecutive fiscal quarters, (b) the Borrower shall have delivered a notice to the Administrative Agent in the form attached hereto as Exhibit T (the “Amendment Notice”) notifying the Administrative Agent that it is electing to make effective all terms and conditions of the Credit Agreement that are applicable on and after, or upon or after the occurrence of, the Optional Amendment Effective Date, (c) no Default or Event of Default shall be in existence on the date of delivery of the Amendment Notice, and (d) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct as of the date of delivery of the Amendment Notice except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

“Pro Rata Share” means, as to each Lender, the ratio, expressed as a percentage of (a) the sum of (i) the amount of such Lender’s Revolving Commitment plus (ii) the amount of such Lender’s outstanding Term Loans to (b) the sum of (i) the aggregate amount of the Revolving Commitments of all Lenders plus (ii) the aggregate amount of all outstanding Term Loans; provided, however, that if at the time of determination the Revolving Commitments have terminated or been reduced to zero, the “Pro Rata Share” of each Lender shall be the ratio, expressed as a percentage of (A) the sum of the unpaid principal amount of all outstanding Revolving Loans, Term Loans, and Letter of Credit Liabilities owing to such Lender as of such date to (B) the sum of the aggregate unpaid principal amount of all outstanding Revolving Loans, Term Loans and Letter of Credit Liabilities of all Lenders as of such date.

(c) The Credit Agreement is amended by deleting the definitions of “Capital Event”, “Capital Event Tax Distributions”, “Cherry Hill Mall Property”, “Maximum Revolving Credit Availability”, “Minimum Release Price”, “Recovery Event”, “Refinance”, “Refinance Event”, “Remaining Capital Event Proceeds” and “Revolving Loan Availability” from Section 1.1. thereof.

(d) The Credit Agreement is amended by restating Sections 2.8.(b)(i) through (iii) in their entireties as follows:

(i) Commitment Overadvance. If at any time the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the aggregate amount of the Revolving Commitments, the Borrower shall immediately pay to the Administrative Agent for the account of the Lenders the amount of such excess. Such payment shall be applied to pay the principal outstanding on the Revolving Loans and any unpaid Reimbursement Obligations pro rata in accordance with Section 3.2. and if any Letters of Credit are outstanding at such time the remainder, if any, shall be deposited into the Letter of Credit Collateral Account for application to any Reimbursement Obligations as and when due.

(ii) Maximum Loan Availability Overadvance. If at any time, the aggregate principal amount of all outstanding Loans, together with the aggregate amount of all Letter of Credit Liabilities, exceeds the Maximum Loan Availability, then no later than 45 days after such date, the Borrower shall pay to the Administrative Agent for the account of the Lenders an aggregate principal amount of Revolving Loans sufficient to eliminate such excess; provided, however, if the excess exceeds the amount required to pay down the principal of the Revolving Loans to zero, the Borrower and the Gallery Borrower, as applicable, shall pay, in the indicated priority, the following amounts sufficient to eliminate such excess: (A) outstanding principal amount of the Term Loans A, and (B) outstanding principal amount of Gallery Term Loans.

(iii) Intentionally Omitted.

(e) The Credit Agreement is amended by restating Section 2.13. in its entirety as follows:

Section 2.13. Extension of Termination Date.

After the occurrence of the Optional Amendment Effective Date, the Borrower and the Gallery Borrower shall have the right, exercisable one time, to extend the Termination Date by one year. The Borrower and the Gallery Borrower may exercise such right only by executing and delivering to the Administrative Agent at least 90 days but not more than 180 days prior to the current Termination Date, a written request for such extension (an “Extension Request”). The Administrative Agent shall forward to each Lender a copy of the Extension Request received by the Administrative Agent promptly upon receipt thereof. Subject to satisfaction of the following conditions, the Termination Date shall be extended for one year:

(a) on the date of delivery of the Extension Request and on the date that would otherwise be the Termination Date, (i) no Default or Event of Default shall exist, and (ii) the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, shall be true and correct in all material respects on and as of the date of such extension with the same force and effect as if made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date)) and except for changes in factual circumstances not prohibited under the Loan Documents,

(b) on the date that would otherwise be the Termination Date, the Corporate Debt Yield shall equal or exceed 10.25%;

(c) the Borrower shall have delivered to the Administrative Agent a certificate of the chief financial officer of the Parent certifying in his or her capacity as chief financial officer the matters referred to in the immediately preceding clauses (a)(i) and (ii) and accompanied by reasonably detailed calculations establishing satisfaction of the condition set forth in the immediately preceding clause (b);

(d) the Administrative Agent shall have obtained Appraisals of each Collateral Property as contemplated in Section 3.13(c) and, in consultation with the Borrower, have established a value for each

Collateral Property to be provided on the schedule attached to the Base Value Agreement as the “Base Value” of such Collateral Property and update such schedule accordingly; and

(e) the Borrower and the Gallery Borrower shall have paid the Fees payable under Section 3.5.(d).

Subject to Section 2.8.(a), the Borrower may repay the aggregate principal amount of the Revolving Loans and Term Loans A (or the Gallery Term Loans if the Term Loans A have been paid in full) in an amount sufficient to satisfy the conditions set forth in subsection (b) of this Section 2.13.

(f) The Credit Agreement is amended by restating Section 2.15 in its entirety as follows:

Section 2.15. Intentionally Omitted.

(g) The Credit Agreement is amended by restating Section 2.19 in its entirety as follows:

Notwithstanding any other term of this Agreement or any other Loan Document, (a) no Lender shall be required to make any Revolving Loan, and the Issuing Bank shall not be required to issue a Letter of Credit, and no reduction of the Revolving Commitments pursuant to Section 2.14. shall take effect, if immediately after the making of such Revolving Loan or issuance of such Letter of Credit or such reduction of the Revolving Commitments:

(a) the aggregate principal amount of all outstanding Revolving Loans, together with the aggregate amount of all Letter of Credit Liabilities, would exceed the aggregate amount of the Revolving Commitments at such time; or

(b) the aggregate principal amount of all outstanding Loans, together with aggregate amount of all Letter of Credit Liabilities, would exceed the Maximum Loan Availability at such time.

(h) The Credit Agreement is amended by adding the following Section 2.21 immediately after Section 2.20:

Section 2.21. Increase in Revolving Commitments.

After the occurrence of the Optional Amendment Effective Date, the Borrower shall have the right to request increases in the aggregate amount of the Revolving Commitments by providing written notice to the Administrative Agent, which notice shall be irrevocable once given; provided, however, that after giving effect to any such increases the aggregate amount of the Revolving Commitments shall not exceed $350,000,000. Each such increase in the Revolving Commitments must be an aggregate minimum amount of $25,000,000 and integral multiples of $5,000,000 in excess thereof. The Administrative Agent, in consultation with the Borrower, shall manage all aspects of the syndication of such increase in the Revolving Commitments, including decisions, subject to the Borrower’s approval (which approval shall not be unreasonably withheld or delayed), as to the selection of the existing Lenders and/or other banks, financial institutions and other institutional lenders to be approached with respect to such increase and the allocations of the increase in the Revolving Commitments among such existing Lenders and/or other banks, financial institutions and other institutional lenders. No Lender shall be obligated in any way whatsoever to increase its Revolving Commitment or provide a new Revolving Commitment, and any new Lender becoming a party to this Agreement in connection with any such requested increase must be an Eligible Assignee. If a new Lender becomes a party to this Agreement, or if any existing Lender is increasing its Revolving Commitment, such Lender shall on the date it becomes a Lender hereunder (or in the case of an existing Lender, on the date it increases its Revolving Commitment) (and as a condition thereto) purchase from the other Lenders its Commitment Percentage (determined with respect to the Lenders’ respective Revolving Commitments and after giving effect to the increase of Revolving Commitments) of any outstanding Revolving Loans, by making available to the Administrative Agent for the account of such other Lenders, in same day funds, an amount equal to the sum of (A) the portion of the outstanding principal amount of such Revolving Loans to be purchased by such Lender, plus (B) the aggregate amount of payments previously made by the other Revolving Lenders under Section 2.3.(j) that have not been repaid, plus (C) interest accrued and unpaid to and as of such date on such portion of the outstanding principal amount of such Revolving Loans. The Borrower shall pay to the Revolving Lenders amounts payable, if any, to such Revolving Lenders under Section 4.4. as a result of the prepayment of any such Revolving Loans. Effecting the increase of the Revolving Commitments under this Section is subject to the following conditions precedent: (x) no Default or Event of Default shall be in existence on the effective date of such increase, (y) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party shall be true and correct on the effective date of such increase except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents, and (z) the Administrative Agent shall have received each of the following, in form and substance satisfactory to the Administrative Agent: (i) if not previously delivered to the Administrative Agent, copies certified by the Secretary or Assistant Secretary of (A) all corporate, partnership, or other necessary action taken by the Borrower to authorize such increase and (B) all corporate, partnership, member or other necessary action taken by each Guarantor authorizing the guaranty of such increase; and (ii) at the request of the Administrative Agent, an opinion of counsel to the Borrower and the Guarantors, and addressed to the Administrative Agent and the Lenders covering such matters as reasonably requested by the Administrative Agent; and (iii) new Revolving Notes executed by the Borrower, payable to any new Revolving Lenders and replacement Revolving Notes executed by the Borrower, payable to any existing Revolving Lenders increasing their Revolving Commitments, in the amount of such Revolving Lender’s Revolving Commitment at the time of the effectiveness of the applicable increase in the aggregate amount of the Revolving Commitments. In connection with any increase in the aggregate amount of the Revolving Commitments pursuant to this Section 2.21. any Lender becoming a party hereto shall execute such documents and agreements as the Administrative Agent may reasonably request.

(i) The Credit Agreement is amended by deleting all references to 0.50% in Section 3.5.(d) and replacing such references with references to 0.25%.

(j) The Credit Agreement is amended by restating the first sentence of Section 3.10(a) in its entirety as follows:

All payments by the Borrower and the Gallery Borrower of principal of, and interest on, the Loans, all other Obligations and all other Gallery Obligations shall be made free and clear of and without deduction for any present or future excise, stamp or other taxes, fees, duties, levies, imposts, charges, deductions, withholdings or other charges of any nature whatsoever imposed by any taxing authority, but excluding (i) franchise taxes, (ii) any taxes (other than withholding taxes) that would not be imposed but for a connection between the Administrative Agent, the Issuing Bank or a Lender and the jurisdiction imposing such taxes (other than a connection arising solely by virtue of the activities of the Administrative Agent, the Issuing Bank or such Lender pursuant to or in respect of this Agreement or any other Loan Document), (iii) any taxes imposed on or measured by the Issuing Bank’s or any Lender’s assets, net income, receipts or branch profits (iv) any taxes arising after the Agreement Date solely as a result of or attributable to a Lender changing its designated Lending Office after the date such Lender becomes a party hereto and (v) any taxes imposed by Sections 1471 through Section 1474 of the Internal Revenue Code (including any official interpretations thereof, collectively “FATCA”) on any “withholdable payment” payable to such recipient as a result of the failure of such recipient to satisfy the applicable requirements as set forth in FATCA after December 31, 2012 (such non-excluded items being collectively called “Taxes”).

(k) The Credit Agreement is amended by deleting the parenthetical “(other than the New River Valley Mall Property)” from Section 3.11(a).

(l) The Credit Agreement is amended by restating Section 3.12(a)(v)(B) in its entirety as follows:

(B) a Release of a Gallery Property or any pad, outparcel or other portion thereof, (1) the Borrower or the Gallery Borrower, as applicable, shall have paid all accrued and unpaid expenses owing by the Borrower or the Gallery Borrower to the Administrative Agent as of the date of such Release, (2) the Borrower or the Gallery Borrower, as applicable, shall have paid all accrued Fees owing by the Borrower or the Gallery Borrower as of the date of such Release, (3) the Gallery Borrower, shall have paid all interest owing on the Gallery Loans as of the date of such Release, and (4) the Gallery Borrower shall have paid the applicable Release Price which shall be applied first to payment of the outstanding principal balance of the Gallery Term Loans until paid in full; and

(m) The Credit Agreement is amended by restating the last paragraph of Section 3.12.(a) beginning with the phrase “Notwithstanding the foregoing” in its entirety as follows :

Notwithstanding the foregoing, if the condition set forth in the immediately preceding clause (ii) cannot be satisfied at the time of such requested Release, satisfaction of such condition may be waived by the (x) Administrative Agent in its sole discretion, if after giving pro forma effect to such Release the Facility Debt Yield will be equal to or greater than 11.00%, or (y) Requisite Lenders, if after giving pro forma effect to such Release the Facility Debt Yield will be less than 11.0%.

(n) The Credit Agreement is amended by deleting the word “shall” in Section 3.13(b) and replacing it with the word “may”.

(o) The Credit Agreement is amended by adding the following subsection (c) after subsection (b) of Section 3.13:

(c) After the Borrower and the Gallery Borrower give notice that they are electing to exercise their right to extend the Termination Date pursuant to Section 2.13., Administrative Agent shall obtain an Appraisal for each Collateral Property, at the Borrower’s cost and expense.

(p) The Credit Agreement is amended by restating Section 6.1(z) in its entirety as follows:

(z) Security Interests. Each of the Security Documents (other than the Security Instrument encumbering the Gallery Properties and the Collateral related thereto) creates, as security for the Obligations, the Gallery Obligations and the Specified Derivatives Obligations, a valid and enforceable Lien on all of the Collateral, superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Liens), in favor of the Administrative Agent for its benefit and the benefit of the Issuing Bank, the Lenders and each Specified Derivatives Provider. The Security Instrument encumbering the Gallery

Properties and the Collateral related thereto creates, as security for the Gallery Obligations, a valid and enforceable Lien on both of the Gallery Properties, superior to and prior to the rights of all third Persons and subject to no other Liens (except for Permitted Liens), in favor of the Administrative Agent for its benefit and the benefit of the Lenders.

(q) The Credit Agreement is amended by restating Section 7.9.(a) in its entirety as follows:

(a) Loans and Letters of Credit. The Borrower will use the proceeds of Revolving Loans and the Term Loans A, together with the proceeds of the Gallery Term Loans, (i) to finance, on the Effective Date, the repayment of all indebtedness, liabilities and obligations owing by the Loan Parties under the Existing Credit Agreement and the Existing Term Loan Agreement, (ii) for the payment of development or redevelopment costs, and (iii) for working capital and general corporate purposes of the Parent, the Borrower and the Borrower’s Subsidiaries. The Borrower shall only use Letters of Credit for the same purposes for which it may use proceeds of Loans. The Gallery Borrower will only use the proceeds of the Gallery Term Loans to finance, on the Effective Date, the repayment of all indebtedness, liabilities and obligations owing by the Loan Parties under the Existing Credit Agreement and the Existing Term Loan Agreement.

(r) The Credit Agreement is amended by deleting the last sentence of Section 7.17., which begins with the phrase, “Notwithstanding anything to the contrary in this Section 7.17.” in its entirety.”

(s) The Credit Agreement is amended by restating Section 8.1(b) in its entirety as follows:

(b) Ratio of Total Liabilities to Gross Asset Value. The Parent shall not permit the ratio of (i) Total Liabilities of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value of the Parent and its Subsidiaries determined on a consolidated basis, to exceed at any time, (x) 0.70 to 1.00, prior to the Optional Amendment Effective Date, or (y) 0.65 to 1.00 on and at all times after the Optional Amendment Effective Date.

(t) The Credit Agreement is amended by restating Section 8.1.(c) in its entirety as follows:

(c) Ratio of EBITDA to Interest Expense. The Parent shall not permit the ratio of (i) EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the period of four consecutive fiscal quarters most recently ended to (ii) Interest Expense of the Parent and its Subsidiaries determined on a consolidated basis for such period, to be less than (x) 1.60 to 1.00 for any such period, prior to the Optional Amendment Effective Date or (y) 1.65 to 1.00 for any such period, on and after the Optional Amendment Effective Date.

(u) The Credit Agreement is amended by restating Section 8.1.(d) in its entirety as follows:

(d) Ratio of Adjusted EBITDA to Fixed Charges. The Parent shall not permit the ratio of (i) Adjusted EBITDA of the Parent and its Subsidiaries determined on a consolidated basis for the period of four consecutive fiscal quarters most recently ended to (ii) Fixed Charges of the Parent and its Subsidiaries determined on a consolidated basis for such period, to be less than (x) 1.35 to 1.00, prior to the Optional Amendment Effective Date or (y) 1.40 to 1.00, on and after the Optional Amendment Effective Date.

(v) The Credit Agreement is amended by restating Section 8.1.(e)(i) in its entirety as follows:

(e)	Permitted Investments.

(i) The Parent and the Borrower shall not make any Investment in or otherwise own, and shall not permit any Subsidiary to make any Investment in or otherwise own, the following items which would cause the aggregate value of such holdings of the Parent, the Borrower and its Subsidiaries to exceed the following percentages of Gross Asset Value:

(A) unimproved real estate and predevelopment costs such that the aggregate value of all such unimproved real estate and predevelopment costs, calculated on the basis of cost, exceeds 5.0% of Gross Asset Value;

(B) Investments in Persons (other than Investments in Subsidiaries, Consolidated Affiliates and Unconsolidated Affiliates) such that the aggregate value of such Investment calculated on the basis of cost exceeds 5.0% of Gross Asset Value;

(C) Mortgages in favor of the Parent, the Borrower or any other Subsidiary, such that the aggregate amount of Indebtedness secured by such Mortgages exceeds 5.0% of Gross Asset Value (excluding any Mortgage encumbering any Property owned by a Subsidiary the accounts of which are required to be consolidated with those of the Parent under GAAP); and

(D) Investments in Consolidation Exempt Entities such that the aggregate value of such Investments (other than the Parent’s Investment in PREIT) calculated on the basis of cost, exceeds 20.0% of Gross Asset Value.

In addition to the foregoing limitations, (x) the aggregate value of the Investments and the other items subject to the limitations in the preceding clauses (A) through (C) shall not exceed 10.0% of Gross Asset Value and (y) the amount of Gross Asset Value attributable to any one Property shall not exceed 15.0% of Gross Asset Value at any time.

(w) The Credit Agreement is amended by restating Section 8.1.(f) in its entirety as follows:

(f) Properties under Development or Redevelopment. The Parent and the Borrower shall not permit the aggregate amount of Total Budgeted Cost Until Stabilization with respect to all Projects Under Development owned by the Parent, the Borrower, any Subsidiary, any Consolidated Affiliate or any Unconsolidated Affiliate to exceed at any time, (x) 10.0% (or up to 12.0% with the Administrative Agent’s approval) of Gross Asset Value, prior to the Optional Amendment Effective Date, or (y) 15.0% of Gross Asset Value, on and after the Optional Amendment Effective Date. For purposes of this subsection, Total Budgeted Cost Until Stabilization with respect to any Project Under Development owned by a Consolidation Exempt Entity of the Parent shall equal the greater of (i) the product of (x) the Parent’s Investment Share in such Consolidation Exempt Entity and (y) the Total Budgeted Cost Until Stabilization for such Property and (ii) the Parent’s Recourse Share of all Indebtedness of such Consolidation Exempt Entity incurred solely to finance the Total Budgeted Cost Until Stabilization for such Property.

(x) The Credit Agreement is amended by restating Section 8.1.(h) in its entirety as follows:

(h) Corporate Debt Yield. The Parent shall not permit the Corporate Debt Yield to be less than the percentage set forth below corresponding to each period set forth below at any time during such period.

Period	Corporate Debt Yield
From the Effective Date to and including March 30, 2012	9.50%
From March 31, 2012 to and including March 30, 2013	9.75%
From March 31, 2013 and at all times thereafter	10.0%

Notwithstanding anything to the contrary set forth in the table above, if pursuant to Section 2.13., the Borrower and the Gallery Borrower exercise their right to extend the Termination Date, then from the date that would have been the Termination Date without giving effect to such extension and at all times thereafter, the Parent shall not permit the Corporate Debt Yield to be less than 10.25%.

(y) The Credit Agreement is amended by restating Section 8.2 in its entirety as follows:

Section 8.2. Restricted Payments.

The Parent and the Borrower will not declare or make, or permit any other Subsidiary to declare or make any Restricted Payment; provided, however that the Parent, the Borrower and their respective Subsidiaries may declare and make the following Restricted Payments so long as no Default or Event of Default would result therefrom:

(a) PREIT may declare and pay cash dividends to the Parent and other holders of limited partnership interests in PREIT in any fiscal year of the Parent to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders with respect to such period, in an aggregate amount not to exceed the greater of (i) 95.0% of Funds From Operations of the Parent and its Subsidiaries for such period and (ii) 110.0% of the Parent’s REIT Taxable Income for such period unless necessary for the Parent to remain in compliance with Section 7.13.;

(b) the Parent may acquire limited partnership interests in PREIT for common stock of the Parent, and the Parent and PREIT may acquire limited partnership interests in PREIT for cash in an amount not to exceed $250,000 in the aggregate in any calendar year for such limited partnership acquisitions made by the Parent and PREIT;

(c) subject to Section 2.8.(b)(iii), the Parent, Borrower and their Subsidiaries may make cash distributions to their respective shareholders to avoid any liability for taxes imposed under Sections 857(b)(1), 857(b)(3) and 4981 of the Internal Revenue Code;

(d) Subsidiaries may make Restricted Payments to the Parent, the Borrower or any other Subsidiary; and

(e) the Parent may make cash payments to repurchase outstanding Equity Interests of the Parent.

Notwithstanding the foregoing, but subject to the following sentence, if a Default or Event of Default exists, the Parent and the Borrower shall not, and shall not permit any other Subsidiary to, make any Restricted Payments to any Person whatsoever other than cash dividends from Subsidiaries (directly or indirectly through intermediate Subsidiaries) to PREIT and from PREIT to the Parent and other holders of limited partnership interests in PREIT in any year to the extent necessary for the Parent to distribute, and the Parent may so distribute, cash dividends to its shareholders with respect to such period, in an aggregate amount not to exceed the amount required to be distributed for the Parent to remain in compliance with Section 7.13. Notwithstanding the foregoing, if a Default or Event of Default specified in Section 9.1.(a), Section 9.1.(e) or Section 9.1.(f) shall have occurred and be continuing, or if as a result of the occurrence of any other Event of Default the Obligations have been accelerated pursuant to Section 9.2.(a), the Parent and the Borrower shall not, and shall not permit any other Subsidiary to, make any Restricted Payments to any Person whatsoever other than to the Borrower or any Subsidiary.

(z) The Credit Agreement is amended by restating Section 8.3 in its entirety as follows:

Section 8.3. Liens.

The Parent and the Borrower shall not, and shall not permit any other Loan Party or any other Subsidiary to, create, assume, incur, permit or suffer to exist any Lien (i) on any Collateral Property or any other Collateral related thereto except for Permitted Liens, or (ii) on any direct or indirect Equity Interests owned by the Parent, the Borrower, any other Loan Party or any other Subsidiary in any Person owning a Collateral Property or any other Collateral except for Permitted Liens of the types referred to in clauses (a) and (e) of the definition of Permitted Liens.

(aa) The Credit Agreement is amended by restating Section 9.1(n) in its entirety as follows:

(n) Intentionally Omitted.

(bb) The Credit Agreement is amended by deleting all references to “Commitment Percentage” in Sections 10.5., 10.6, and 10.9 of the Credit Agreement and replacing such references with references to “Pro Rata Share”.

(cc) The Credit Agreement is amended by restating Section 11.7(b)(v) in its entirety as follows:

(v) change the “Commitment Percentages” or the “Pro Rata Shares” (excluding any change as a result of an assignment of Commitments permitted under Section 11.6. or an increase in Revolving Commitments effected under Section 2.21);

(dd) The Credit Agreement is amended by deleting Section 11.20. in its entirety.

(ee) The Credit Agreement is amended by restating the “Revolving Commitments” on Schedule 1 attached to the Credit Agreement in its entirety as follows:

Lender	Commitment Amount

Wells Fargo Bank, National Association	$77,733,780.10
Eurohypo AG, New York Branch	$28,917,910.45
U.S. Bank National Association	$27,985,074.62
Bank of America, N.A.	$16,791,044.78
Manufacturers and Traders Trust Company	$16,791,044.78
TD Bank, N.A.	$14,925,373.12
PNC Bank National Association, Successor to National City Bank	$12,686,567.17
Citicorp North America, Inc.	$11,879,378.61
Union Bank, N.A.	$11,194,029.85
JPMorgan Chase Bank, N.A.	$10,946,542.81
Wilmington Trust FSB	$10,820,895.53
Firstrust Bank	$5,597,014.93
Sovereign Bank	$3,731,343.26

TOTAL	$250,000,000

(ff) The Credit Agreement is amended by deleting Schedule 1.1(A) attached to the Credit Agreement and substituting in its place the Schedule 1.1(A) attached to this Amendment.

(gg) The Credit Agreement is amended by attaching to the Credit Agreement the Exhibit T attached hereto.

Section 5. Conditions Precedent. The effectiveness of this Amendment, including without limitation, Sections 2, 3 and 4, is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a) a counterpart of this Amendment duly executed by the Borrower, the Parent and all of the Lenders;

(b) a Notice of Revolving Loan Borrowing in the amount of $100,000,000, specifying that the proceeds of such Revolving Loans are to be used, and making such proceeds available to the Administrative Agent, to prepay the Term Loans A in an amount equal to $100,000,000;

(c) replacement Revolving Notes in an amount equal to each Lender’s Revolving Commitment at the time of the effectiveness of the amendments set forth in Section 4. of this Amendment;

(d) payment of the amendment fee set forth in Section 11. of this Amendment;

(e) the Reaffirmation of Obligations attached to this Amendment as Exhibit A duly executed by each existing Guarantor;

(f) an opinion of counsel to the Parent, the Borrower, the Gallery Borrower and the Guarantors, addressed to the Administrative Agent, the Issuing Bank, the Lenders and the Specified Derivatives Providers in form and substance satisfactory to the Administrative Agent;

(g) items required pursuant to Section 7.1.(a)(x) of the Credit Agreement, updated for the second, third and fourth quarters of the fiscal year ending 2011;

(h) a certificate of the chief financial officer of the Parent certifying in his or her capacity as chief financial officer that (i) no Default or Event of Default exists on the First Amendment Effective Date, and (d) the representations and warranties made or deemed made by the Borrower or any other Loan Party in any Loan Document to which such Loan Party is a party are true and correct on the First Amendment Effective Date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents;

(i) payment of the Fees payable under Section 3.5.(b) of the Credit Agreement that have accrued and are unpaid to and as of the First Amendment Effective Date;

(j) payment of fees and expenses of counsel to the Administrative Agent, including those reflected on all invoices existing prior to the date of this Amendment; and

(k) such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 6. Waiver of Prepayment Notices. Each Lender waives the requirement that the Borrower have provided 3 Business Days’ prior notice for prepayment of Term Loans A on the First Amendment Effective Date and for any prepayment of Revolving Loans made on or prior to July 1, 2011.

Section 7. Representations. Each Borrower and the Parent represent and warrant to the Administrative Agent and the Lenders that:

(a) Authorization. The Parent, each Borrower and each other Loan Party each has the right and power, and has taken all necessary action to authorize the execution and delivery of this Amendment and to perform its obligations thereunder and under the Credit Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by a duly authorized signatory of the Parent and each Borrower or a general partner of such Borrower, as applicable, and both this Amendment and the Credit Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Parent, each Borrower and each other Loan Party and are enforceable against such Persons in accordance with their respective terms except as the enforceability thereof may be limited by bankruptcy, insolvency, fraudulent conveyance and other similar laws affecting creditors rights generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or in the Credit Agreement may be limited by equitable principles generally.

(b) Compliance with Laws, etc. The execution, delivery and performance of this Amendment and the other Loan Documents to which any Loan Party is a party do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval (other than those already obtained, if any) or violate any Applicable Law relating to any Loan Party or any Subsidiary; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of any Loan Party or any other Subsidiary, or any indenture, agreement or other instrument to which any Loan Party or any Subsidiary is a party or by which it or any of its properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by any Loan Party or any other Subsidiary other than in favor of the Administrative Agent for the benefit of the Lenders.

(c) No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

Section 8. Reaffirmation of Representations. The Parent and each Borrower hereby represents, repeats and reaffirms all representations and warranties made by such Person to the Administrative Agent and the Lenders in the Credit Agreement and the other Loan Documents to which such Person is, immediately following the effectiveness of this Amendment, a party on and as of the date hereof with the same force and effect as if such representations and warranties were set forth in this Amendment in full except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

Section 9. Confirmation and Reaffirmation. By its execution on the respective signature lines provided below, as of the Amendment Effective Date, each of the Borrowers and Gallery Borrowers hereby confirms and ratifies all of its obligations and the Liens granted by it under any Security Agreement or Security Instrument to which it is a party and all of its obligations under any Environmental Indemnity Agreement to which it is a party.

Section 10. Certain References. Each reference to the Credit Agreement in any of the Loan Documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

Section 11. Amendment Fee. In consideration of the Lenders’ amending the Credit Agreement as provided herein and in lieu of the Fees otherwise payable Section 3.5.(d) of the Credit Agreement as in effect immediately prior to the effectiveness of the amendments set forth in Section 4. of this Amendment, (x) the Borrower agrees to pay to the Administrative Agent for the account of each Lender an amendment fee equal to 0.50% of the sum of (i) the amount of such Lender’s Revolving Commitment plus (ii) the outstanding principal balance of such Lender’s Term Loan A (after giving effect to the amendments set forth in Section 4.(ee) of this Amendment and prepayment of the Term Loans A made on the First Amendment Effective Date) and (y) the Gallery Borrower agrees to pay to the Administrative Agent for the account of each Lender an amendment fee equal to 0.50% of the outstanding principal balance of such Lender’s Gallery Term Loan.

Section 12. Expenses. Each Borrower hereby, jointly and severally, agrees to reimburse the Administrative Agent upon demand for all costs and expenses (including attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 13. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 14. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH COMMONWEALTH.

Section 15. Effect. Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

Section 16. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Amended, Restated and Consolidated Credit Agreement to be executed as of the date first above written.

BORROWER:

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

	By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	SVP, Capital Markets & Treasurer

PREIT-RUBIN, INC.

	By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	SVP, Capital Markets & Treasurer

PARENT:

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST

	By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	SVP, Capital Markets & Treasurer

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[Signature Page to First Amendment to Amended, Restated and Consolidated Credit Agreement with

PREIT Associates, L.P. et al.]

GALLERY BORROWER:

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust,
its general partner

	By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	SVP, Capital Markets & Treasurer

PREIT-RUBIN, INC.

	By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	SVP, Capital Markets & Treasurer

PR GALLERY I LIMITED PARTNERSHIP

By:	PR Gallery I LLC, sole general partner
	By:	PREIT Associates, L.P., sole member
		By:	Pennsylvania Real Estate Investment Trust,
its general partner

	By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	SVP, Capital Markets & Treasurer

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[Signature Page to First Amendment to Amended, Restated and Consolidated Credit Agreement

with PREIT Associates, L.P. et al.]

GALLERY BORROWER, CONTINUED:

KEYSTONE PHILADELPHIA PROPERTIES, L.P.

By:	Keystone Philadelphia Properties, LLC, general partner
	By:	PR Gallery II LLC, sole member
		By:	PREIT Associates, L.P., sole member

		By:	Pennsylvania Real Estate Investment Trust,
its general partner

		By:	/s/ Andrew Ioannou
		Name:	Andrew Ioannou
		Title:	SVP, Capital Markets & Treasurer

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with PREIT Associates, L.P. et al.]

AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and as a Lender

By:	/s/ Stephen F. Gray
	Name:	Stephen F. Gray
	Title:	Vice President

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with PREIT Associates, L.P. et al.]

EUROHYPO AG, NEW YORK BRANCH

By:	/s/ Mark A. Fisher
	Name:	Mark A. Fisher
	Title:	Executive Director

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Director

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[Signature Page to First Amendment to Amended, Restated and Consolidated Credit Agreement

with PREIT Associates, L.P. et al.]

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Renee Lewis
	Name:	Renee Lewis
	Title:	Senior Vice President

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[Signature Page to First Amendment to Amended, Restated and Consolidated Credit Agreement

with PREIT Associates, L.P. et al.]

BANK OF AMERICA, N.A.

By:	/s/ Robert J. Epstein
	Name:	Robert J. Epstein
	Title:	Sr. Vice President

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with PREIT Associates, L.P. et al.]

MANUFACTURERS & TRADERS TRUST COMPANY

By:	/s/ Bernard T. Shields
	Name:	Bernard T. Shields
	Title:	Vice President

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with PREIT Associates, L.P. et al.]

TD BANK, N.A.

By:	/s/ Darrin G. Girton
	Name:	Darrin G. Girton
	Title:	Vice President

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with PREIT Associates, L.P. et al.]

PNC BANK NATIONAL ASSOCIATION, Successor to National City Bank

By:	/s/ Shari L. Reams-Henofer
	Name:	Shari L. Reams-Henofer
	Title:	Senior Vice President

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with PREIT Associates, L.P. et al.]

CITICORP NORTH AMERICA, INC.

By:	/s/ John G. Rowland
	Name:	John G. Rowland
	Title:	Director

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with PREIT Associates, L.P. et al.]

UNION BANK, N.A.

By:	/s/ Andrew Romanosky
	Name:	Andrew Romanosky
	Title:	Vice President

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with PREIT Associates, L.P. et al.]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Marc Costantino
	Name:	Marc Costantino
	Title:	Executive Director

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with PREIT Associates, L.P. et al.]

WILMINGTON TRUST FSB

By:	/s/ Michael L. Post
	Name:	Michael L. Post
	Title:	Vice President

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with PREIT Associates, L.P. et al.]

FIRSTRUST BANK

By:	/s/ Bruce A. Gillespie
	Name:	Bruce A. Gillespie
	Title:	Senior Vice President

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with PREIT Associates, L.P. et al.]

SOVEREIGN BANK

By:	/s/ Kimberly A. Ludtke
	Name:	Kimberly A. Ludtke
	Title:	Senior Vice President

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Schedule 1.1.(A) – Collateral Property

PROPERTY

Chambersburg Mall, 864 Chambersburg Mall, Chambersburg, Pennsylvania 17202

Commons at Magnolia, 2701 David McLeod Blvd., Florence, South Carolina 29501

Crossroads Mall, 2 Crossroads Mall, Mount Hope, West Virginia 25880

Gadsden Mall, 1001 Rainbow Drive, Suite 51, Gadsden, Alabama 35901

Gallery at Market East I, Ninth & Market Street, Philadelphia, Pennsylvania 19107

Gallery at Market East II, Tenth & Market Street, Philadelphia, Pennsylvania 19107

Nittany Mall, 2901 East College Ave, State College, Pennsylvania 16801

North Hanover Mall, 1155 Carlisle Street, Suite 18, Hanover, Pennsylvania 17331

Orlando Fashion Square, 3201 East Colonial Drive, Orlando, Florida 32803

P&S Office Building, 741 Forrest Avenue, Gadsden, Alabama 35901

Palmer Park Mall, 123 Palmer Park Mall, Easton, Pennsylvania 18045

Phillipsburg Mall, 1200 Highway 22, East Phillipsburg, New Jersey 08865

Plaza at Magnolia, 3007A and 3007B Radio Drive, Florence, South Carolina 29501

Plymouth Meeting Mall, 500 Germantown Pike, Plymouth Meeting, Pennsylvania 19462

South Mall, 3300 Lehigh Street, Allentown, Pennsylvania 18103

Uniontown Mall, 1368 Mall Run Road, Uniontown, Pennsylvania 15401

Voorhees Town Center, 2120 Voorhees Town Center, Voorhees, New Jersey 08043

Washington Crown Center, 1500 W. Chestnut Street, Washington, Pennsylvania 15301

Westgate Anchor Pad, 2524 Schoenersville Road, Bethlehem, Pennsylvania 18017

Wiregrass Commons 900 Commons Drive, Suite 414 Dothan, Alabama 36303-2281

EXHIBIT T

FORM OF NOTICE TO EFFECT OCCURRENCE OF OPTIONAL AMENDMENT EFFECTIVE DATE

                         , 20

Wells Fargo Bank, National Association,

as Administrative Agent

1753 Pinnacle Drive

5th Floor, South Tower

McLean, Virginia 22102

Attn: Stephen F. Gray

Ladies and Gentlemen:

Reference is made to that certain Amended, Restated and Consolidated Credit Agreement dated as of March 11, 2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among PREIT Associates, L.P. (“PREIT”) and PREIT-RUBIN, Inc. (“PREIT-RUBIN”; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), PR Gallery I Limited Partnership, a Pennsylvania limited partnership (“PR Gallery”), Keystone Philadelphia Properties, L.P., a Pennsylvania limited partnership (“Keystone” together with PR Gallery, PREIT and PREIT-RUBIN, each individually, a “Gallery Borrower” and collectively, the “Gallery Borrower”), Pennsylvania Real Estate Investment Trust (the “Parent”), the financial institutions party thereto and their assignees under Section 11.6(c) thereof (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”), and the other parties thereto. Capitalized terms used herein, and not otherwise defined herein, have their respective meanings given them in the Credit Agreement.

Because the ratio of (i) Total Liabilities of the Parent and its Subsidiaries determined on a consolidated basis to (ii) Gross Asset Value of the Parent and its Subsidiaries determined on a consolidated basis, set forth in the Compliance Certificates delivered by the Parent pursuant to Section 7.1(a)(iii) has been less than 0.65 to 1.00 for two consecutive fiscal quarters, the Borrowers hereby notify the Administrative Agent that they elect to make effective as of the date hereof all terms and conditions of the Credit Agreement that are applicable on and after, or upon or after the occurrence of, the Optional Amendment Effective Date.

Each Borrower and each Gallery Borrower certify to the Administrative Agent and the Lenders that as of the date hereof, no Default or Event of Default has occurred and is continuing, and (b) the representations and warranties made or deemed made by the Parent, the Borrower and each other Loan Party in the Loan Documents to which any of them is a party, are and shall be true and correct with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and correct on and as of such earlier date) and except for changes in factual circumstances not prohibited under the Loan Documents.

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Notice as of the date first written above.

BORROWER:

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust,
its general partner

By:
Name:
Title:

PREIT-RUBIN, INC.

By:
Name:
Title:

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GALLERY BORROWER:

PREIT ASSOCIATES, L.P.

By:	Pennsylvania Real Estate Investment Trust, its general partner

By:
Name:
Title:

PREIT-RUBIN, INC.

By:
Name:
Title:

PR GALLERY I LIMITED PARTNERSHIP

By:	PR Gallery I LLC, sole general partner
	By:	PREIT Associates, L.P., sole member
		By:	Pennsylvania Real Estate Investment Trust, its general partner

By:
Name:
Title:

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GALLERY BORROWER, CONTINUED:

KEYSTONE PHILADELPHIA PROPERTIES, L.P.

By:	Keystone Philadelphia Properties, LLC, general partner
	By:	PR Gallery II LLC, sole member
		By:	PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust,
its general partner

By:
Name:
Title:

Exhibit A

FORM OF REAFFIRMATION OF OBLIGATIONS

Each of the undersigned (each a “Guarantor” and collectively the “Guarantors”) hereby (a) reaffirms its continuing obligations owing under the Amended and Restated Guaranty dated as of March 11, 2010, executed and delivered by the Guarantors (the “Guaranty”), (b) confirms and ratifies all of its obligations and the Liens granted by it under any Security Agreement or Security Instrument to which it is a party, (c) confirms and ratifies all of its obligations under any Environmental Indemnity Agreement to which it is a party and (d) agrees that the First Amendment to Amended, Restated and Consolidated Credit Agreement dated the date hereof (the “Amendment”) amending the Amended, Restated and Consolidated Credit Agreement dated as of March 11, 2010 by and among PREIT ASSOCIATES, L.P., a Delaware limited partnership (“PREIT”) and PREIT-RUBIN, INC., a Pennsylvania corporation (“PREIT-RUBIN”; together with PREIT, each individually, a “Borrower” and collectively, the “Borrower”), PR GALLERY I LIMITED PARTNERSHIP, a Pennsylvania limited partnership (“PR Gallery”), KEYSTONE PHILADELPHIA PROPERTIES, L.P., a Pennsylvania limited partnership (“Keystone” together with PR Gallery, PREIT and PREIT-RUBIN, each individually, a “Gallery Borrower” and collectively, the “Gallery Borrower”), PENNSYLVANIA REAL ESTATE INVESTMENT TRUST, a Pennsylvania business trust (the “Parent”), the financial institutions signatory thereto (the “Lenders”), Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”) and the other parties thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), and the transactions contemplated by the Amendment, do not in any way affect the validity and enforceability of the Guaranty, any Environmental Indemnity Agreement, any Security Agreement or Security Instrument to which it is a party or reduce, impair or discharge the obligations of, or Liens granted by, such Guarantor thereunder.

Each of the Guarantors represents and warrants to the Agent and the Lenders that the execution, delivery, and performance of this Reaffirmation of Obligations has been authorized by all requisite action on the part of such Guarantor and will not violate such Guarantor’s organizational or governing document.

Each of the Guarantors further agrees that references to the Credit Agreement contained in any Loan Document (as defined in the Credit Agreement) shall be deemed to be references to the Credit Agreement, as amended by the Amendment.

This Reaffirmation of Obligations shall be construed in accordance with and be governed by the laws (without giving effect to the conflict of law principles thereof) of the Commonwealth of Pennsylvania.

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IN WITNESS WHEREOF, each of the undersigned have duly executed and delivered this Reaffirmation of Obligations as of June         , 2011.

PENNSYLVANIA REAL ESTATE INVESTMENT TRUST
PREIT – RUBIN, INC.
PREIT – RUBIN OP, INC.
PR GC INC.
PR LYCOMING SERVICE ASSOCIATES
PR SERVICES CORPORATION

By:
Name:	Bruce Goldman
Title:	Executive Vice President

1150 PLYMOUTH ASSOCIATES, INC.
EXTON LICENSE, INC.
CAPITAL CITY BEVERAGE ENTERPRISES, INC.

By:
Name:	Joseph Coradino
Title:	Treasurer

PREIT PROTECTIVE TRUST 1, by its duly authorized Trustee
By: PREIT – RUBIN, Inc., Trustee

By:
Name:	Bruce Goldman
Title:	Executive Vice President

PREIT TRS, INC.

By:
Name:	Bruce Goldman
Title:	President

ECHELON BEVERAGE LLC

By:
Name:	Bruce Goldman
Title:	Manager

[Signatures Continued on Next Page]

BEVERAGE TWO, LLC

By:
Name:	Bruce Goldman
Title:	Manager

PR PALMER PARK MALL LIMITED PARTNERSHIP, a Pennsylvania limited partnership
By: PR Palmer Park, L.P., its sole general partner
By: PR Palmer Park Trust,
its sole general partner

By:
Name:	Andrew Ioannou
Title:	Trustee

PR PALMER PARK, L.P., a Pennsylvania limited partnership
By: PR Palmer Park Trust,
its sole general partner

By:
Name:	Andrew Ioannou
Title:	Trustee

PR PALMER PARK TRUST, a Pennsylvania business trust, by its duly authorized Trustee

By:
Name:	Andrew Ioannou
Title:	Trustee

PR WASHINTON CROWN LIMITED PARTNERSHIP, a Pennsylvania limited partnership
By: PR Washington Crown LLC,
its sole general partner

By:
Name:	Bruce Goldman
Title:	Director

[Signatures Continued on Next Page]

PR WASHINGTON CROWN LLC,
a Delaware limited liability company, by its duly authorized Director

By:
Name:	Bruce Goldman
Title:	Director

PR WC LLC, a Delaware limited liability company, by its duly authorized Director

By:
	Name:	Bruce Goldman
	Title:	Director

[Signatures Continued on Next Page]

PR FLORENCE LLC	PR FINANCING LIMITED PARTNERSHIP,
By: PREIT Associates, L.P., sole member	By: PR Financing I LLC, general partner
PR GALLERY I LIMITED PARTNERSHIP	By: PREIT Associates, L.P., member
By: PR Gallery I LLC, sole general partner	By: PR Financing II, LLC, member
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P.
PR GALLERY I LLC	PR FIN DELAWARE, LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR PLYMOUTH MEETING LIMITED	PLYMOUTH GROUND ASSOCIATES LP
PARTNERSHIP	By: Plymouth Ground Associates LLC, sole
By: PR Plymouth Meeting LLC, sole general	general partner
Partner	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PLYMOUTH GROUND ASSOCIATES LLC
PR PLYMOUTH MEETING LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR CUMBERLAND OUTPARCEL LLC
PR PLYMOUTH MEETING ASSOCIATES PC LP	By: PREIT Associates, L.P., sole member
By: PR PM PC Associates LLC, sole general	PREIT GADSDEN MALL LLC
partner	By: PREIT Associates, L.P., sole member
By: PREIT Services, LLC, non-member	PREIT GADSDEN OFFICE LLC
manager	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole	PR NEW GARDEN/CHESCO LIMITED
member	PARTNERSHIP
PR EXTON LIMITED PARTNERSHIP	By: PR New Garden/Chesco, LLC, sole general
By: PR Exton LLC, sole general partner	partner
By: PREIT Associates, L.P., sole member	By: PREIT Services, LLC, non-member
PR EXTON LLC	manager
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole
PR ECHELON LIMITED PARTNERSHIP	member
By: PR Echelon LLC, sole general partner	PR NEW GARDEN/CHESCO HOLDINGS, L.P.
By: PREIT Associates, L.P., sole member	By: PR New Garden/Chesco Holdings, LLC,
PR ECHELON LLC	sole general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole
PR FINANCING I LLC	member
By: PREIT Associates, L.P., member	PR NEW GARDEN/CHESCO, LLC
and	By: PREIT Services, LLC, non-member
PR Financing II LLC, member	manager
By: PREIT Associates, L.P., sole	By: PREIT Associates, L.P., sole
member	member
PR FINANCING II LLC	PR NEW GARDEN/CHESCO HOLDINGS, LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment
Trust, sole general partner

By:
Name:	Bruce Goldman
Title:	Executive Vice President

[Signatures Continued on Next Page]

PR BVM, LLC
By: PREIT Associates, L.P., sole member	PR CROSSROADS II, LLC
PR AEKI PLYMOUTH, L.P.	By: PREIT Associates, L.P., sole member
By: PR AEKI Plymouth LLC, sole general	PR VALLEY VIEW DOWNS LIMITED
partner	PARTNERSHIP
By: PREIT Associates, L.P., sole member	By: PR Valley View Downs LLC, sole general
PR AEKI PLYMOUTH LLC	partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PREIT SERVICES, LLC	PR VALLEY VIEW DOWNS LLC
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR NEW GARDEN LIMITED PARTNERSHIP	PR ORLANDO FASHION SQUARE LLC
By: PR New Garden LLC, sole general	By: PREIT Associates, L.P., sole member
partner	PR NORTHEAST WHITAKER AVENUE, L.P.
By: PREIT Associates, L.P., sole member	By: PR Northeast Whitaker Avenue LLC, sole
PR NEW GARDEN LLC	general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR WESTGATE LIMITED PARTNERSHIP	PR NORTHEAST WHITAKER AVENUE LLC
By: PR Westgate LLC, sole general	By: PREIT Associates, L.P., sole member
Partner	PR HOLDING SUB LIMITED PARTNERSHIP
By: PREIT Associates, L.P., sole member	By: PR Holding Sub LLC, sole general partner
PR WESTGATE LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR HOLDING SUB LLC
PR WIREGRASS COMMONS LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member	PR ACQUISITION SUB LLC
PR CROSSROADS I, LLC	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment
Trust, sole general partner

By:
Name:	Bruce Goldman
Title:	Executive Vice President

[Signatures Continued on Next Page]

ECHELON TITLE LLC	KEYSTONE PHILADELPHIA PROPERTIES, L.P.
By: PR Echelon Limited Partnership, sole	By: Keystone Philadelphia Properties, LLC,
member	general partner
By: PR Echelon LLC, general partner	By: PR Gallery II, LLC, sole member
By: PREIT Associates, L.P., sole	By: PREIT Associates, L.P., sole
member	member
PR SWEDES SQUARE LLC	KEYSTONE PHILADELPHIA PROPERTIES, LLC
By: PREIT Associates, L.P., sole member	By: PR Gallery II, LLC, sole member
XGP LLC	By: PREIT Associates, L.P., sole
By: PR Exton Limited Partnership, sole member	member
By: PR Exton LLC, general partner	PR GALLERY II LIMITED PARTNERSHIP
By: PREIT Associates, L.P.,	By: PR Gallery II LLC, general partner
sole member	By: PREIT Associates, L.P., sole member
PR EXTON SQUARE PROPERTY L.P.	PR GALLERY II LLC
By: XGP LLC, general partner	By: PREIT Associates, L.P., sole member
By: PR Exton Limited Partnership, sole	PR TP LLC
member	By: PREIT Associates, L.P., sole member
By: PR Exton LLC, general partner	PR TP LP
By: PREIT Associates, L.P.,	By: PR TP LLC, general partner
sole member	By: PREIT Associates, L.P., sole
PR PM PC ASSOCIATES LP	Member
By: PR PM PC Associates LLC, sole general	PR PM PC ASSOCIATES LLC
partner	By: PREIT Services, LLC, non-member
By: PREIT Services, LLC, non-member	manager
manager	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment
Trust, sole general partner

By:
Name:	Bruce Goldman
Title:	Executive Vice President

[Signatures Continued on Next Page]

ECHELON RESIDENTIAL UNIT OWNER LLC, a Delaware limited liability company	WG PARK – ANCHOR B, LLC, a Delaware limited liability company
By: Echelon Title LLC, sole member	By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member

WG PARK – ANCHOR B LP, a Delaware limited partnership	801 DEVELOPERS, LP, a Pennsylvania limited partnership
By: WG Park – Anchor B, LLC, sole general partner	By: 801 Developers GP, LLC, general partner
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member
PR WIREGRASS ANCHOR LLC, a Delaware limited liability company	801 DEVELOPERS GP, LLC, a Pennsylvania limited liability company
By: PREIT Associates, L.P., sole member	By: PREIT Associates, L.P., sole member

PR GAINESVILLE LIMITED PARTNERSHIP,	PR GV LP, a Delaware limited partnership
a Delaware limited partnership	By: PR GV LLC, sole general partner
By: PR Gainesville LLC, a Delaware limited	By: PREIT Associates, L.P., sole member
liability company, sole general partner
By: PREIT Associates, L.P., sole member

PR GAINESVILLE LLC, a Delaware limited liability company	PR GV LLC, a Delaware limited liability company By: PREIT Associates, L.P., sole member
By: PREIT Associates, L.P., sole member

By: Pennsylvania Real Estate Investment Trust, sole general partner

By:
Name:	Bruce Goldman
Title:	Executive Vice President

[Signatures Continued on Next Page]

PR NEW GARDEN RESIDENTIAL LIMITED PARTNERSHIP, a Pennsylvania limited partnership	PR MONROE OLD TRAIL, LLC, a Delaware limited liability company
By: PR New Garden Residential LLC, sole general partner

PLYMOUTH LICENSE III, LLC, a Pennsylvania limited liability company	PR MONROE OLD TRAIL HOLDINGS, L.P., a Pennsylvania limited partnership
By: PR Monroe Old Trail Holdings, LLC, its sole general partner

PLYMOUTH LICENSE IV, LLC, a Pennsylvania limited liability company	PR MONROE OLD TRAIL LIMITED PARTNERSHIP, a Pennsylvania limited partnership
By: PR Monroe Old Trail, LLC, its sole general partner

PR NEW GARDEN RESIDENTIAL LLC, a Delaware limited liability company	PR MONROE OLD TRAIL HOLDINGS, LLC, a Delaware limited liability company

801–GALLERY OFFICE GP, LLC, a Pennsylvania limited liability company	PR OUTDOOR, LLC, a Delaware limited liability company
By: 801-Gallery Associates, L.P., its sole member
By: 801-Gallery GP, LLC, its general partner
801-GALLERY OFFICE ASSOCIATES, L.P., a Pennsylvania limited partnership	PR OUTDOOR, L.P., a Pennsylvania limited partnership
By: 801-Gallery Office, GP, LLC, its general partner	By: PR Outdoor, LLC, its general partner
By: 801-Gallery Associates, L.P., its sole member
By: 801-Gallery GP, LLC, its general partner
801-GALLERY C-3 ASSOCIATES, L.P., a Pennsylvania limited partnership	801-GALLERY C-3 GP, LLC, a Pennsylvania limited liability company
By: 801-Gallery C-3 GP, LLC, its general partner	By: 801-Gallery Associates, L.P., its sole
By: 801-Gallery Associates, L.P., its sole	Member
member	By: 801-Gallery GP, LLC,
By: 801-Gallery GP, LLC,	its general partner
its general partner

By: PREIT – RUBIN, Inc., sole member

By:
Name:	Bruce Goldman
Title:	Executive Vice President

[Signatures Continued on Next Page]

PREIT CAPITAL ADVISORS, LP, a Pennsylvania limited partnership	PR ADVISORS GP, LLC, a Delaware limited liability company
By: PR Advisors GP, LLC, its general partner

PR MONROE UNIT ONE LIMITED PARTNERSHIP, a Pennsylvania limited partnership	PR MONROE UNIT ONE HOLDINGS, L.P., a Pennsylvania limited partnership
By: PR Monroe Unit One GP, LLC, its general partner	By: PR Monroe Unit One GP, LLC, its general partner

PR MONROE UNIT ONE GP, LLC, a Delaware limited liability company	PR MONROE UNIT 10C LIMITED PARTNERSHIP, a Pennsylvania limited partnership
By: PR Monroe Unit 10C GP, LLC, its general partner

PR MONROE UNIT 10C HOLDINGS, L.P., a Pennsylvania limited partnership	PR MONROE UNIT 4B LIMITED PARTNERSHIP, a Pennsylvania limited partnership
By: PR Monroe Unit 10C GP, LLC, its general partner	By: PR Monroe Unit 4B GP, LLC, its general partner

PR MONROE UNIT 10C GP, LLC, a Delaware limited liability company	PR MONROE UNIT 4B HOLDINGS, L.P., a Pennsylvania limited partnership
By: PR Monroe Unit 4B GP, LLC, its general partner

PR MONROE UNIT 4B GP, LLC, a Delaware limited liability company	PR RADIO DRIVE LLC, a South Carolina limited liability company

By: PREIT – RUBIN, Inc., sole member

By:
Name:	Bruce Goldman
Title:	Executive Vice President

PR PITNEY LOT 3 LIMITED PARTNERSHIP, a Pennsylvania limited partnership	PR PITNEY LOT 3 GP, LLC, a Delaware limited liability company
By: PR Pitney Lot 3 GP, LLC, its general partner

PR PITNEY LOT 3 HOLDINGS, L.P., a Pennsylvania limited partnership	PR PITNEY LOT 4 HOLDINGS, L.P., a Pennsylvania limited partnership
By: PR Pitney Lot 3 GP, LLC, its general partner	By: PR Pitney Lot 4 GP, LLC, its general partner

PR PITNEY LOT 4 LIMITED PARTNERSHIP, a Pennsylvania limited partnership	PR PITNEY LOT 4 GP, LLC, a Delaware limited liability company
By: PR Pitney Lot 4 GP, LLC, its general partner

PR SUNRISE OUTPARCEL 2, LLC, a New Jersey limited liability company	PR SUNRISE OUTPARCEL 1, LLC, a New Jersey limited liability company

By: PREIT – RUBIN, Inc., sole member

By:
Name:	Bruce Goldman
Title:	Executive Vice President

PREIT CDE LLC, a Pennsylvania limited liability company

By:	PREIT – RUBIN, Inc., member

By:
Name:	Bruce Goldman
Title:	Executive Vice President

By:	PREIT Associates, L.P., member
By:	Pennsylvania Real Estate Investment Trust, sole general partner

By:
Name:	Bruce Goldman
Title:	Executive Vice President